SUPPLEMENT DATED DECEMBER 1, 2005

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE

FUNDS INDICATED BELOW

The following supplements the sections of each of the Prospectuses for the funds listed below entitled “Management”:

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the fund’s existing investment management contract to terminate.

The fund’s shareholders previously approved a new investment management contract between the fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of September 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $417 billion, of which approximately 21% represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The fund’s Board has appointed the fund’s current distributors, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the fund.

Under a licensing agreement between Citigroup and Legg Mason, the name of the fund, the names of any classes of shares of the fund, and the names of investment advisers of the fund, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the fund. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

The following disclosure supplements the section of the SAI regarding distribution arrangements for each of the funds listed below:

Effective December 1, 2005, LMIS, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199 serve as the fund’s co-distributors pursuant to written agreements or amendments to written agreements, in each case dated December 1, 2005 that were approved by the fund’s Board on November 21, 2005 (the “Distribution Agreements”). As a result, references in the SAI to the fund’s distributor or principal underwriter include LMIS, CGMI and PFS.

The following disclosure supplements the section of the SAIs for each of the funds listed below entitled ”Investment Management and Other Services”:

Effective December 1, 2005, CGMI will no longer be an affiliated person of the fund under the Investment Company Act of 1940, as amended. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the fund will be permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the fund will be governed by the fund’s policy of seeking the best overall terms available.

Except as noted above, the policies and procedures described in the SAI regarding a fund’s distribution arrangements will not change as a result of the new or amended distribution arrangements.

Shareholders with questions about the new or amended distribution arrangements are urged to contact their Service Agent.

SMITH BARNEY ALLOCATION SERIES INC.	April 29, 2005
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